MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.




FUND LOGO




Quarterly Report

February 28, 1998





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.










Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.



Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Merrill Lynch Adjustable Rate Securities Fund, Inc., February 28, 1998


DEAR SHAREHOLDER

Economic Environment
During the quarter ended February 28, 1998, the US economy continued on its course of strong growth coupled with low inflation. Led by a surge in exports and the second largest inventory buildup in history, 1997 fourth quarter gross domestic product (GDP) rose 3.9%, up from its 3.1% pace in the third quarter. Furthermore, inflationary pressures continued to subside. Through February, the consumer price index rose just 1.4%, while the producer price index fell
1.7% over the past year.

Many sectors of the economy remain vibrant. Sales of new homes and existing homes remain solid as a result of low interest rates, and employment is growing. Over the four months ended February 28, 1998, non-farm payrolls have increased by an average of 367,000 per month versus 282,000 per month over the previous 12 months. As a result, personal incomes are rising. Over the three months ended January 31, 1998, personal income rose at a 7.2% annual rate. Consequently, consumer confidence increased to its highest level in 30 years. Manufacturing activity has shown few signs of slowing down as a result of the Asian financial crisis. The National Association of Purchasing Managers Index rose to 53.3 in February (a reading over 50 indicates an expansion in manufacturing), with significant gains in the new orders and production components of the Index.

Although Federal Reserve Board monetary policy remained unchanged during the quarter, the US economy is in the midst of a tug-of-war between the Asian financial crisis and the momentum of strong domestic demand. In his February Humphrey-Hawkins testimony, Federal Reserve Board Chairman Alan Greenspan outlined three scenarios which could influence future Federal Open Market Committee policy. First, the growth in employment has pushed the demand for workers above the supply of skilled labor. If the Asian turmoil can slow the US economy enough to bring the balance of supply and demand in the labor market back into line, inflationary pressures should remain contained. In this scenario, the Federal Reserve Board would likely leave monetary policy unchanged. Second, if the momentum of domestic spending is not offset by the economic fallout from Asia, inflationary pressures could intensify. In this scenario, the Federal Reserve Board would likely raise interest rates to contain an overheating economy. Finally, if the Asian crisis has more of a negative impact on the US economy than is desirable or if deflationary pressures intensify, the Federal Reserve Board would likely lower interest rates to stimulate growth.

While the effects of the Asian financial crisis have yet to have a major impact on the US economy, we expect a decline in US exports to act as a drag on GDP growth in the first half of 1998. In the meantime, with inflation subdued, we look for monetary policy to remain unchanged over the near term as the Federal Reserve Board further assesses the effects of the Asian financial crisis and domestic demand on the US economy.

Portfolio Matters
The combination of lower inflation and investor speculation that the Asian financial crisis would soften economic growth in the United States caused interest rates to fall during the quarter ended February 28, 1998. The one-year US Treasury bill fell 11 basis points (0.11%) to 5.39%, while the 30-year US Treasury bond fell 12 basis points to 5.92% at the close of February. As interest rates fell, the US Treasury yield curve narrowed further. The yield spread between 3-month US Treasury bills and 30-year Treasury bonds tightened to 61 basis points. As a result, adjustable rate mortgage
(ARM) prepayment expectations escalated, causing ARM yield spreads to widen and prices to decline once again. ARM prepayments typically rise in a narrow yield curve environment, as fixed-rate mortgages become more advantageous relative to adjustable rate mortgages for homeowners.

During the quarter ended February 28, 1998, the Mortgage Bankers Association refinance index rose to an all-time high. Although we expect ARM prepayments to increase, we anticipate the bulk of the increase to come from recently issued ARMs and moderately seasoned ARMs (those which were originated less than 4 years ago). Our strategy of holding seasoned ARMs (those originated over 5 years ago) because of their superior prepayment characteristics should benefit the Fund in this environment. Seasoned ARMs are typically less interest rate sensitive because of the fact the underlying mortgage holders have had numerous opportunities to refinance their ARMs in the past. At the close of the quarter, 90% of the Fund's ARMs were seasoned. We also increased our holding of London Interbank Offered Rate (LIBOR)-indexed ARMs during the past three months. Over the past six months, LIBOR has yielded 30 basis points --40 basis points more than the one-year Treasury index.

Looking ahead, the outlook for ARMs is extremely positive. First, after peaking in mid-January, the Mortgage Bankers Association refinance index has since fallen by 50% at the end of February. As a result, we expect ARM yield spreads to narrow and prices to rise as investors redefine their prepayment forecasts. Second, prepayments have caused the amount of ARMs outstanding to decrease. Since nearly 95% of current mortgage originations are fixed-rate mortgages, according to the Federal Home Loan Mortgage Corp., we expect the overall supply of ARMs to fall. Consequently, we expect the demand for ARMs to remain unchanged as investors seek to replace their prepaid assets. As a result, the supply and demand imbalance should force ARM yield spreads to tighten and prices to increase. Our investment strategy going forward will continue to emphasize seasoned ARMs for their overall stability. However, as opportunities present themselves we will look to take advantage of any yield spread tightening. In any event, we remain committed to achieving the highest possible yields while seeking to limit net asset value fluctuations.

In Conclusion
We thank you for your continued investment in Merrill Lynch
Adjustable Rate Securities Fund, Inc., and we look forward to discussing our outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager






March 25, 1998






Merrill Lynch Adjustable Rate Securities Fund, Inc., February 28, 1998


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                             Since         Standardized
                                                              12 Month       3 Month        Inception      30-day Yield
                                                            Total Return   Total Return   Total Return     As of 2/28/98
ML Adjustable Rate Securities Fund, Inc. Class A Shares         +6.32%        +1.61%         +25.32%           5.86%
ML Adjustable Rate Securities Fund, Inc. Class B Shares         +5.39         +1.41          +32.39            5.33
ML Adjustable Rate Securities Fund, Inc. Class C Shares         +5.25         +1.40          +21.58            5.29
ML Adjustable Rate Securities Fund, Inc. Class D Shares         +5.83         +1.44          +36.77            5.62

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A and Class C Shares, 10/21/94; and Class B and Class D Shares, 8/2/91.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/97                        +6.35%         +2.09%
Inception (10/21/94) through 12/31/97      +6.99          +5.63

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/97                        +5.53%         +1.53%
Five Years Ended 12/31/97                  +4.46          +4.46
Inception (8/2/91) through 12/31/97        +4.33          +4.33

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/97                        +5.49%         +4.49%
Inception (10/21/94) through 12/31/97      +6.06          +6.06

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/97                        +6.08%         +1.84%
Five Years Ended 12/31/97                  +5.00          +4.15
Inception (8/2/91) through 12/31/97        +4.87          +4.20

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Adjustable Rate Securities Fund, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS
                                           Face                                                                   Percent of
                   Index                  Amount               Issue                      Cost          Value     Net Assets
Adjustable Rate*   Certificate of                   Federal National Mortgage
Mortgage-Backed    Deposit Indexed                  Association:
Obligations**      Obligations        $ 2,122,915     #131221, 7.20% due 9/01/2021     $  2,187,547   $  2,191,247     1.88%
                                        1,694,520     #138541, 7.20% due 12/01/2021       1,746,384      1,735,295     1.49
                                        3,602,765     #307622, 7.635% due 4/01/2023       3,705,055      3,768,276     3.23

                   Constant Maturity                Federal Home Loan Mortgage
                   Treasury Indexed                 Corporation:
                   Obligations          1,816,598     #645073, 7.731% due 5/01/2015       1,847,253      1,890,085     1.62
                                        3,723,849     #840032, 7.389% due 1/01/2019       3,880,263      3,868,148     3.32
                                        3,251,883     #606108, 7.814% due 9/01/2019       3,315,962      3,421,599     2.94
                                        2,207,049     #755194, 7.131% due 3/01/2020       2,212,949      2,279,131     1.96
                                           64,543     #785173, 7.589% due 8/01/2020          66,036         66,198     0.06
                                        2,431,562     #845139, 7.86% due 3/01/2022        2,467,954      2,555,425     2.19
                                        4,335,826     #845535, 7.878% due 10/01/2023      4,418,147      4,517,930     3.88
                                        6,610,238     #755170, 7.586% due 8/01/2031       6,833,333      6,857,064     5.88

                                                    Federal National Mortgage
                                                    Association:
                                        6,215,146     #70169, 7.329% due 12/01/2018       6,480,285      6,436,560     5.52
                                        3,436,659     #142069, 7.25% due 12/01/2021       3,507,540      3,563,403     3.06
                                        2,102,049     #139312, 7.655% due 12/01/2021      2,191,952      2,203,872     1.89
                                        1,231,817     #181278, 7.524% due 9/01/2022       1,262,541      1,272,621     1.09
                                        3,536,056     #200009, 7.575% due 2/01/2023       3,548,828      3,697,407     3.17
                                        4,525,175     #291252, 8.049% due 8/01/2024       4,582,567      4,761,344     4.09
                                          641,810     #309653, 7.239% due 5/01/2025         656,843        656,752     0.56
                                        1,079,325     #324905, 7.774% due 9/01/2025       1,090,193      1,118,198     0.96
                                        5,772,280   Prudential Home Mortgage Securities
                                                    Company, Inc., REMIC (a) 92-35-A1,
                                                    8.093% due 11/25/2022                 5,916,587      5,883,385     5.05

                   Cost of Funds        2,977,004   DLJ Mortgage Acceptance Corp.,
                   Indexed Obligations              REMIC (a) 91-6-A1, 7.823% due
                                                    9/25/2021                             3,027,938      2,973,283     2.55

                   London Interbank     4,297,913   Federal National Mortgage
                   Offered Rate Indexed             Association, #305729, 7.937% due
                   Obligations                      2/01/2025                             4,424,547      4,457,065     3.82
                                       15,005,712   Resolution Trust Corporation,
                                                    REMIC (a) 92-C1-B, 7.75% due
                                                    8/25/2023                            14,452,635     15,005,712    12.88
                                       10,196,225   Resolution Trust Corporation,
                                                    REMIC (a) 92-C8-A2, 7.037% due
                                                    12/25/2023                           10,262,312     10,259,951     8.80
                                        6,000,000   Saxon Mortgage Securities
                                                    Corporation, REMIC (a) 92-3-B,
                                                    7.885% due 11/25/2022                 6,119,667      6,036,960     5.18

                                                    Total Investments in Adjustable
                                                    Rate Mortgage-Backed Obligations    100,205,318    101,476,911    87.07

Derivative                             11,381,598   Capstead Mortgage Securities
Mortgage-Backed                                     Corporation II, REMIC (a) 93-2I-A3,
Obligations**--                                     0.50% due 9/25/2023                     181,721         96,607     0.08
Interest Only (b)                      45,216,705   DLJ Mortgage Acceptance Corp.,
                                                    REMIC (a) 92-6-A1, 0.6447% due
                                                    7/25/2022                               675,895        225,224     0.19
                                           64,729   Federal Home Loan Mortgage
                                                    Corporation, REMIC (a)(c)
                                                    92-1363-C, 333% due 8/15/2022         1,100,367        569,755     0.49
                                               35   Prudential Home Mortgage Securities
                                                    Company, Inc., REMIC (a) 92-1-A9,
                                                    42,989% due 2/25/2022                    10,883          3,925     0.00
                                                    Sears Mortgage Securities Corp.,
                                                    REMIC (a):
                                            3,286     91-K-A4, 5,718% due 9/25/2021         437,869        301,251     0.26
                                       24,469,048     92-12-A3, 0.49% due 7/25/2022         285,533        252,337     0.22

                                                    Total Investments in Derivative
                                                    Mortgage-Backed Obligations--
                                                    Interest Only                         2,692,268      1,449,099     1.24

Fixed Rate                              2,753,185   Resolution Trust Corporation,
Mortgage-Backed                                     REMIC (a) 92-CHF-B, 7.15% due
Obligations**                                       12/25/2020                            2,785,309      2,737,268     2.35

                                                    Total Investments in Fixed Rate
                                                    Mortgage-Backed Obligations           2,785,309      2,737,268     2.35

                                                    Total Investments in
                                                    Mortgage-Backed Obligations         105,682,895    105,663,278    90.66

US Government                           6,000,000   United States Treasury Notes,
Obligations                                         5.50% due 2/29/2000                   5,994,375      5,995,320     5.14

                                                    Total Investments in
                                                    US Government Obligations             5,994,375      5,995,320     5.14

Short-Term         Repurchase          10,511,000   Nikko Securities International,
Securities         Agreements***                    Inc., purchased on 2/27/1998 to
                                                    yield 5.64% to 3/02/1998             10,511,000     10,511,000     9.02

                                                    Total Short-Term Securities          10,511,000     10,511,000     9.02

                                                    Total Investments                  $122,188,270    122,169,598   104.82
                                                                                       ============
                                                    Liabilities in Excess of Other Assets               (5,615,637)   (4.82)
                                                                                                      ------------   -------
                                                    Net Assets                                        $116,553,961   100.00%
                                                                                                      ============   =======

                   Net Asset Value:    Class A--Based on net assets of $1,009,210 and
                                                104,719 shares outstanding                            $       9.64
                                                                                                      ============
                                       Class B--Based on net assets of $89,319,739 and
                                                9,295,413 shares outstanding                          $       9.61
                                                                                                      ============
                                       Class C--Based on net assets of $5,712,935 and
                                                594,474 shares outstanding                            $       9.61
                                                                                                      ============
                                       Class D--Based on net assets of $20,512,077 and
                                                2,135,690 shares outstanding                          $       9.60
                                                                                                      ============


                  *Adjustable Rate Obligations have coupon rates which reset periodically.
                 **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                ***Repurchase Agreements are fully collateralized by US Government &
                   Agency Obligations.
                (a)Real Estate Mortgage Investment Conduits (REMIC).
                (b)Securities which receive some or all of the interest portion of the under-lying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
                (c)Adjustable rate coupon that resets inversely to changes in the
                   London Interbank Offered Rate.